UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 1, 2013

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 1, 2013, Auxilium Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”).  Proposals to be voted on by stockholders included:

1.              The election of seven directors to hold office until the Company’s 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.              To ratify the selection by the Audit and Compliance Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

3.              To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related materials disclosed in the Proxy Statement for the Meeting;

There were 49,304,854 shares of common stock eligible to vote.  44,243,830 votes (89.73% of the outstanding shares) were cast.  The results for each of the proposals were as follows:

1.              Election of Directors to serve until the 2014 Annual Meeting of Stockholders or until their successors are elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Rolf A. Classon	31,981,606	6,662,321	5,599,903
Adrian Adams	34,977,537	3,666,390	5,599,903
Peter C. Brandt	31,826,337	6,817,590	5,599,903
Oliver S. Fetzer, Ph.D.	32,040,363	6,603,564	5,599,903
Paul A. Friedman, M.D.	32,043,545	6,600,382	5,599,903
Nancy S. Lurker	29,658,823	8,985,104	5,599,903
William T. McKee	31,823,570	6,820,357	5,599,903

2.              Ratify the selection by the Audit and Compliance Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

FOR	AGAINST	ABSTAIN
40,583,130	3,573,969	86,731

3.              Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related materials disclosed in the Proxy Statement for the Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,343,895	3,062,897	237,135	5,599,903

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: May 6, 2013	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel